September 30, 1996



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

RE:  Cucos Inc. - Commission File No. 0-12701

Gentlemen:

On behalf of Cucos Inc. (the "Company") there follows herewith for filing the Company's definitive Proxy Statement and Form of Proxy relating to the 1996 Annual Meeting of Shareholders. This material will be mailed to the Company's shareholders on or about October 4, 1996.

The Company's 1996 Annual Report to Shareholders, which is being sent to shareholders with the definitive proxy materials, was transmitted to the Commission today as Exhibit 13 to the Company's Report on 10-KSB for its fiscal year ended June 30, 1996. The Annual Report is not to be treated as "soliciting material." The financial statements enclosed in the Annual Report do not reflect a change from the preceding year in accounting principles or practices.

The enclosed definitive proxy statement includes a proposal to increase the number of shares on which options may be granted under the Company's 1993 Stock Option Plan. The Company intends to file a registration statement on Form S-8 relating to such additional shares prior to the time any options granted with respect to such shares first become exercisable.

The filing fee of $125 imposed by Rule 13a-1 under the Exchange
Act has been transmitted to the Commission in accordance with 17
C.F.R. Section 202.3a.

Very truly yours,



Thomas J. Sandeman
Vice President-Finance


(logo)


Cucos Inc.
110 Veterans Blvd.
Suite 222
Metairie, LA 70005
(504) 835-0306


                                        September 30, 1996

Dear Shareholder:

     The Annual Meeting of Shareholders will be held in the Cucos
Border Cafe, 3000 Veterans Boulevard, Metairie, Louisiana, at
3:00 p.m. on October 31, 1996.  The purposes of the Annual
Meeting are set forth in the accompanying Notice and Proxy
Statement.

     The 1996 Annual Report to Shareholders, which is enclosed, contains financial and other information concerning the Company and its business for the fiscal year ended June 30, 1996. The
Annual Report is not to be considered part of the proxy solicitation materials.

     We cordially invite you to attend the Annual Meeting. If you cannot attend, please complete and return the enclosed Proxy so that your vote can be recorded.

                              Cordially,



                              Vincent J. Liuzza, Jr.
                              Chairman of the Board and
                              Chief Executive Officer


                          (CUCOS LOGO)


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                   To Be Held October 31, 1996


To the Shareholders:

      The  Annual Meeting of the Shareholders of Cucos Inc.  (the
"Company")  will  be  held in Cucos Border  Cafe,  3000  Veterans
Boulevard,  Metairie,  Louisiana, at 3:00 p.m.  (local  time)  on
October 31, 1996, for the purposes:

     (1)  To elect a Board of Directors for the ensuing year;

     (2) To consider and act upon a proposal to approve an Amendments to the 1993 Stock Option Plan; and

     (3) To consider and act upon a proposal to approve and ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 29, 1997; and

     (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

      The business to be transacted at the Annual Meeting is more fully described in the accompanying Proxy Statement, to which reference is hereby made.

      The  Board of Directors has fixed the close of business  on
September   9,   1996,  as  the  record  date   for   determining
shareholders  entitled to notice of and to  vote  at  the  Annual
Meeting.

                              BY ORDER OF THE
                              BOARD OF DIRECTORS:

                              Thomas J. Grace, Secretary



Dated:  September 30, 1996


                         PROXY STATEMENT


General

      The accompanying Proxy is solicited by and on behalf of the Board of Directors of Cucos Inc. (the "Company"), 110 Veterans Boulevard, Suite 222, Metairie, Louisiana 70005, in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held October 31, 1996, and any adjournments of that meeting. Execution of the Proxy will not in any way affect a shareholder's right to attend the Annual Meeting and, upon revocation of the Proxy, to vote in person. Proxies may be revoked at any time before they are voted by filing with the Secretary a written notice of revocation or a duly executed Proxy bearing a later date. Unless they are revoked, Proxies in the form enclosed, properly executed and received by the Secretary of the Company prior to the Annual Meeting, will be voted at the Annual Meeting as specified by the shareholder in the Proxy or, if no specifications are made in the Proxy, then FOR the election as directors of the nominees listed in the enclosed Proxy, FOR the approval of the proposed amendments to the 1993 Stock Option Plan described herein, and FOR the proposal to approve and ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 29, 1997.

     These materials are being mailed to shareholders on or about September 30, 1996. The cost of soliciting Proxies is being paid by the Company. The Company's 1996 Annual Report to Shareholders for the fiscal year ended June 30, 1996 ("Fiscal 1996") accompanies this Proxy Statement, but is not be considered a part of the proxy solicitation materials.


Capital Stock

      The  authorized  capital stock of the Company  consists  of
1,000,000 shares of preferred stock, no par value, of which no shares have been issued, and 20,000,000 shares of Common Stock, no par value, of which 2,113,747 shares were issued and outstanding as of September 9, 1996, the record date for the Annual Meeting. Only shareholders of record at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. Each such shareholder is entitled to one vote for each share of Common Stock held at that date. Proxies marked as abstaining and proxies containing broker non-votes on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.


Beneficial Ownership

     The following table sets forth information, as of August 15, 1996, concerning (a) the only shareholders known by the Company to own beneficially more than 5% of the Common Stock of the Company, which is the only class of voting securities outstanding, (b) each of the executive officers named in the Summary Compensation table and (c) the beneficial ownership of Common Stock by all directors and officers of the Company as a group.

                                      Amount
Beneficial Owner(s)                 Beneficially    Percent of
and Address                          Owned (1)      Class (1)
Vincent J. Liuzza, Jr. (2)(3)      470,200 shares    21.4%
Mr. & Mrs. Gerald E. Siefken (4)   224,000 shares    10.6%
Raymond D. Schoenbaum (5)          210,500 shares    10.0%
Robert J. Monroe (6)               160,730 shares     7.6%
Thomas J. Sandeman (2)(7)           26,400 shares     1.2%
Elie V. Khoury (2)(8)               25,700 shares     1.2%
All directors and officers as
a group (9 persons) (9)            735,824 shares    31.6%

(1) Unless otherwise noted, the shares are owned of record by the beneficial owners shown with sole voting and investment power, except for the community property interest, if any, of the shareholder's spouse. The table includes shares which are subject to stock options exercisable with 60 days of August 15, 1996.

(2)  Address:  110 Veterans Blvd., Suite 222, Metairie, Louisiana
     70005.

(3) Includes 60,000 shares subject to options exercisable by Mr. Vincent Liuzza, Jr. and 25,000 shares subject to options exercisable by Mr. Liuzza's wife, Glenda T. Liuzza, as to which she possesses sole voting and investment power. Mr. Liuzza, Jr. disclaims any beneficial ownership of shares issuable pursuant to Mrs. Liuzza's options.

(4) Address: 40 Killdeer Street, New Orleans, Louisiana 70124. Includes 1,000 shares owned of record by Mr. Siefken as to which he exercises sole voting and investment power, 67,600 shares owned of record by Mrs. Siefken, as to which she exercises sole voting and investment power, 15,000 shares owned of record by a trust for the benefit of Mr. Siefken's daughter, as to which he exercises sole voting and investment power in his capacity as trustee of the trust, and 74,000 shares owned of record by Mr. & Mrs. Siefken jointly with shared voting and investment power. Mr. Siefken is also the beneficial owner of 66,400 shares which he holds as custodian for four of his children as to which he exercises sole voting and investment power. Mr. Siefken disclaims any beneficial interest in the shares owned of record by his wife. The above information is based upon filings made by Mr. & Mrs. Siefken with the Securities and Exchange Commission.

(5) Address: 1480 Terrell Mill Road, Suite 1100, Marietta, Georgia 30067-6050. Mr. Schoenbaum's actual percentage ownership is 9.96%. His ownership includes 180,500 shares as to which he exercises sole voting and investment power, 10,000 shares beneficially owned as custodian for the accounts of Brian D. Schoenbaum and Marc S. Schoenbaum (his children) and 20,000 shares indirectly beneficially owned by Mr. Schoenbaum as controlling shareholder, Director, Chairman and Secretary of Innovative Restaurant Concepts. Mr. Schoenbaum disclaims beneficial ownership of all 20,000 shares of Cucos Common Stock held of record by Innovative Restaurant Concepts. The above information is based upon filings made by Mr. Schoenbaum with the Securities and Exchange Commission.

(6) Address: 228 St. Charles Avenue, Suite 1402, New Orleans, Louisiana 70130. Includes 160,730 shares that are beneficially owned by Mr. Robert J. Monroe as Executor of the Estate of J. Edgar Monroe as to which he has sole voting and investment power. The information about the Estate's ownership is based on a written confirmation made by Mr. Monroe on behalf of the Estate of J. Edgar Monroe.

(7)  Includes 25,000 shares subject to options exercisable by Mr.
     Sandeman and 400 shares held as custodian for Mr. Sandeman's children, as to which Mr. Sandeman exercises sole voting and investment power.

(8)  Includes 25,000 shares subject to options exercisable by Mr.
     Khoury.

(9)  Includes 211,200 shares subject to options.

(10) The table excludes shares issuable on the conversion of certain convertible debentures. These debentures are not convertible until the earlier of five years from the date of purchase or certain other events. See "Certain Relationships and Related Transactions".

     Vincent J. Liuzza, Jr., the Succession of Vincent J. Liuzza, Sr., and David M. Liuzza have pledged an aggregate of 467,317 additional shares of Common Stock of the Company owned by them individually to secure loans extended to L.B.G., Inc. (formerly known as Sizzler Family Steak Houses of Southern Louisiana, Inc.) ("L.B.G"), an affiliate of the Company, for general business purposes. Under the terms of each of the notes evidencing the loans, the lenders may foreclose on its pledge if L.B.G. fails to make timely payments on the loans.


                               I.

                      ELECTION OF DIRECTORS


Nominees for Director

      A total of seven directors are to be elected at the Annual Meeting. Management proposes the election as directors of the seven nominees listed below, each to serve as a director until the next Annual Meeting or until his successor is elected and has qualified. In the absence of direction from the shareholder, proxies in the enclosed form will be voted FOR the election as directors of the seven nominees listed below or substituted nominees who may be named by the Board of Directors to replace any of the seven nominees who become unavailable to serve for any reason. (No such unavailability is presently known to management.) In no event, however, will the proxies be voted for more than seven persons. There are no arrangements or understandings relating to any person's election or prospective election as a director of the Company.

     Under the Company's By-Laws, no nominee listed below will be elected as a director unless each such nominee receives the affirmative vote of a majority of the shares represented (in person or by proxy) at the Annual Meeting. If more nominees than the number of directors to be elected receive a majority vote, then those nominees, up to seven persons, receiving the highest number of votes shall be elected.

      The following table lists the nominees for director and shows, as of August 15, 1996, the beneficial ownership of Common Stock of the Company be each of them. Information concerning the principal occupations of the nominees for director, and other directorships which they hold in certain public companies, is set forth in the text following the notes to the table.

                                            Shares
                              Director    Beneficially   Percent of
Nominees for Director   Age    Since      Owned(1)       Class (1)

Frank J. Ferrara, Jr.   43    Dec. 1995    	 0 (4)        -
Thomas J. Grace         55    Oct. 1983       52,003       2.4%
Elie V. Khoury          36    Sept.1996    25,700(4)       1.2%
David M. Liuzza         49    Jan. 1995       52,071       2.5%
Vincent J. Liuzza, Jr.  55    Mar. 1981   470,200(2)      21.4%
Sidney C. Pulitzer      62    Oct. 1983       27,200       1.3%
Miguel Uria             58    Dec. 1983    80,850 (3)      3.8%
______________

(1) The shares are owned of record by the beneficial owners shown with sole voting and investment authority, except as set forth in the notes below and except for the community property interest, if any, of the shareholder's spouse. The table includes currently exercisable options to purchase 22,600 shares which are held by each of Messrs. Pulitzer and Uria, exercisable options to purchase 31,000 shares which are held by Mr. Grace and exercisable options to purchase 25,000 shares which are held by Mr. Khoury.

(2) Includes 60,000 shares subject to options exercisable by Mr. Liuzza, Jr., and 25,000 shares subject to options which are exercisable by Mr. Liuzza's wife, Glenda T. Liuzza, as to which she exercises sole voting and investment power. Mr. Liuzza, Jr., disclaims any beneficial ownership of shares issuable pursuant to Mrs. Liuzza's options.

(3) Of these shares, 56,250 shares are owned of record by the Miguel Uria Self Directed IRA. Mr. Uria exercises sole voting and investment power over these shares.

(4) The table excludes shares issuable on the conversion of certain convertible debentures. These debentures are not convertible until the earlier of five years from the date of purchase or certain other events. See "Certain Relationships and Related Transactions".


Principal Occupations and Certain Directorships

      The following paragraphs identify the principal occupations of the nominees for director. Except as otherwise indicated, each nominee has served for at least five years in the position shown. Information is also given as to directorships held by such persons in other companies which are publicly held and are subject to certain requirements for filing reports with the Securities and Exchange Commission.

      Since 1982, Mr. Ferrara has served as managing partner of Ferrara & Ferrara, a law firm located in Baton Rouge, Louisiana.

      Mr. Grace has been Secretary of the Company since 1983 and has been General Counsel of the Company since 1992. Mr. Grace also served as City Attorney for the City of Harahan, from 1988 to January, 1992, and was an instructor of Law at Loyola University Law School in New Orleans, Louisiana, from August, 1990, to May, 1991. Mr. Grace was a partner in the law firm of Courtenay, Forstall, Grace & Hebert, New Orleans, Louisiana, from 1972 to May, 1989. Mr. Grace is a mediator with the firm of United States Arbitration & Mediation, Gulf South, Inc. in Metairie, Louisiana.

      Mr. Khoury is President of the Company and has served in that capacity since July 1996. Prior to that from December, 1995, to June, 1996, he served as Executive Vice President and from June, 1990, through December, 1995, as Vice President of Operations. Mr. Khoury is also President of Restaurant Investments of Jackson, Inc. and Mexican Restaurant Management, Inc., franchisees of the Company. See description of the Hattiesburg and Jackson transactions under "Certain Relationships and Related Transactions".

     Mr. David M. Liuzza is a founder of the Company and has been a Director since January, 1995. For the last five years, Mr. Liuzza has served as President or in other positions for L.B.G., Inc., an affiliate of the Company formerly known as Sizzler Family Steak Houses of Southern Louisiana, Inc. and as President of LaMexiCo, L.L.C., a franchisee of the Company, since 1994. Mr. Liuzza is the brother of Vincent J. Liuzza, Jr. See "Certain Relationships and Related Transactions."

      Mr. Vincent J. Liuzza, Jr., Chief Executive Officer of the Company, has also been Chairman of the Board of Directors of the Company since its inception in 1981 and was President from inception until July, 1996. Mr. Liuzza is also a founder of L.B.G., Inc., an affiliate of the Company, and has served as its Chairman or in other positions since 1969. See "Certain Relationships and Related Transactions."

      Since 1984, Mr. Pulitzer has been Chairman of the Board of Wemco Inc., New Orleans, Louisiana, a manufacturer of men's neckwear and sportswear, after serving for more than five years as its President. During the past two years, he has also served as President and then as Chairman of the World Trade Center in New Orleans, Louisiana, and as a Director of North Star Insurance.

      Mr. Uria has been President of ORO Financial, a registered broker/dealer in New Orleans, Louisiana, since January, 1988.


Committees of the Board of Directors

       The   Company's  Board  of  Directors  has  four  standing
committees: the Executive Committee, the Stock Option committee, the Compensation Committee and the Audit Committee. The Board of
Directors does not have a nominating committee.

      The Executive Committee (presently consisting of Messrs. Grace, David M. Liuzza and Vincent J. Liuzza, Jr.,) meets during the intervals between meetings of the Board of Directors on call of the Chairman of the Board and has all the authority of the Board, subject to limitations imposed by law, the By-Laws or the Board of Directors. Its minutes are reviewed by the Board of Directors.

      The Stock Option Committee (presently consisting of Messrs. Pulitzer, Uria and Ferrara) administers the 1993 Stock Option Plan of the company, except with respect to options issued to non-employee directors (the terms of which are determined by a formula), selects participants (except for Mr. Liuzza, Jr., who will not be eligible for options) and determines the terms and provisions of all stock option agreements, except as noted above.

       The Audit Committee (presently consisting of Messrs. Pulitzer, Ferrara and Vincent J. Liuzza, Jr.) recommends the appointment of the independent public accountants for the Company, reviews the scope of audits proposed by the auditors, reviews the financial statements and periodically consults with the independent public auditors on matters relating to internal accounting controls and procedures.

      The Compensation Committee (presently consisting of Messrs. Pulitzer, Uria, Ferrara and Vincent J. Liuzza, Jr.) reviews and approves the compensation of employees above a certain salary level, reviews management proposals relating to incentive compensation plans, and reviews and recommends directors' compensation.

      During Fiscal 1996, the Board of Directors met seven times; the Executive Committee met two times; the Stock Option Committee met two times; the Compensation Committee did not meet; and the Audit Committee met once. All incumbent directors attended 75% or more of the aggregate of (1) the total meetings of the Board during the period he was a director and (2) the total meetings of committees of the Board of which each was a member.

Executive Officers of the Company

      The following table lists certain information about those executive officers of the Company who are not directors of the Company. In addition to the persons listed below, Mr. Vincent J. Liuzza, the Chairman of the Board of Directors of the Company, serves as the Chief Executive Officer of the Company, Thomas J. Grace, a director of the Company, serves as Secretary and General Counsel, and Mr. Elie Khoury serves as President of the Company. Information concerning Messrs. Liuzza, Jr., and Grace is set forth under the captions "ELECTION OF DIRECTORS - Nominees for Director," and 'ELECTION OF DIRECTORS - Principal Occupation and Certain Directorships." Information concerning the business experience of each executive officer named in the table below follows the table.

Name                 Age  Officer                             Officer Since
Thomas J. Sandeman   48   Vice President-Finance Treasurer    October 1983
Glenda T. Liuzza     54   Vice President-Concept Development  June 1985

      Mr. Sandeman has been Vice President-Finance and Treasurer of the Company since October 1983.

      Mrs. Liuzza has been Vice President Concept Development of the Company since June 1996, and was previously Vice President
Marketing/Concept Development since June 1985.

     All executive officers serve at the pleasure of the Board of Directors. Vincent J. Liuzza, Jr., and Glenda T. Liuzza are husband and wife.

                               II.

   PROPOSED AMENDMENTS TO THE COMPANY'S 1993 STOCK OPTION PLAN

Background

           On September 1, 1993, the Board of Directors adopted Company's 1993 Stock Option Plan (the "Plan"), subject to approval by the shareholders. The shareholders of the Company approved the Plan at the 1993 Annual Meeting of Shareholders held on October 29, 1993. The Plan, as now in effect, authorizes the grant of incentive stock options ("ISOs") and non-qualified stock options ("Discretionary NQSO's") in respect of an aggregate of
250,000 common shares of the Company (subject to adjustment to reflect any stock splits, share combinations or similar changes) to officers and key employees of the Company and any parent or subsidiary corporations ("Related Corporations"), independent consultants and advisors to the Company, and directors of the Company who are not officers or employees. Common Stock issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares for this purpose. As of the date of this Proxy Statement, options to purchase 146,800 shares have been granted under the Plan, 136,200 of which remain unexercised. Options to purchase 557,650 shares were previously granted under the Company's 1983 Stock Option Plan, of which 259,200 remain unexercised. No further options may be issued under the 1983 Plan. The mean between the closing bid and asked prices of the Company's common stock on September 9, 1996, was $1.38.

          The Board has approved, subject to shareholder approval at the Annual Meeting, three categories of amendments to the Plan and the restatement of the Plan reflecting such amendments.

                a.    The  First Proposed Set of Amendments.   As
noted above, the Plan currently authorizes the grant of options on up to 250,000 shares (subject to adjustments described above) and that options on 146,800 shares have been granted under the Plan through September 30, 1996. The Board of Directors has approved, subject to approval by the shareholders at the Annual Meeting, amending the Plan to increase the number of shares in respect of which options may be granted under the Plan to 509,200. The Board did so to enable the Company to be in a position to provide appropriate incentives to key employees, non-employee directors and consultants and in recognition of the fact that a majority of the options granted under the 1983 Plan will expire if not exercised in the next two years.

           The second and third categories of amendments are related to the change, effective August 15, 1996, in a regulation promulgated and administered by the Securities and Exchange Commission ("SEC"). Section 16(b) under the Securities Exchange Act of 1934 (the "Exchange Act") provides that any profit made in purchases and sales, or sales and purchases, of equity securities of a publicly-traded company by the officers, directors and holders of 10% or more of a class of equity securities of the company are subject to recapture by the company if the transactions were effected within six months of each other. Rule 16b-3 under the Exchange Act provides, among other things, that grants of options to officers and directors pursuant to a stock option plan will not be considered "purchases" for purposes of
Section 16(b) of the Act if the stock option plan conforms to the requirements of that rule.

           When adopted by the shareholders in 1993, the Plan conformed with Rule 16b-3 as then in effect. Insofar as relevant here, the Plan provided for (i) administration by a Stock Option Committee of the Board of Directors consisting of two non-employee Directors and the President (who, by the terms of the Plan, was ineligible to receive options under the Plan), and (ii) limited options to be granted to all non-employee directors under the Plan to a formula (for non-employee directors elected prior to September 1, 1993, options on 800 shares immediately following the 1993-1997 Annual Meetings (if reelected at such meetings), and for non-employee directors first elected after September 1, 1993, options on 15,000 shares immediately following the Annual Meeting at which he or she was elected and options on 5,000 shares immediately following the next two annual meetings at which the non-employee director was reelected.

               b.   The Second Proposed Set of Amendments.  Under
Rule 16b-3 as amended effective August 15, 1996, option plans may comply with the amended rule if administered by either (i) a committee of the Board consisting of two or more directors who are not officers or employees of the issuer and who meet other criteria, or (ii) the full Board of Directors. The Board of Directors of the Company believed at the time of the adoption of the Plan in 1993, and continues to believe, that participation by officers of the Company in option grant decisions is highly desirable. Accordingly, the Board approved, subject to shareholder approval, an amendment to Section 2 of the Plan, and conforming changes throughout the Plan, providing that the Plan be administered, and options granted, by the full Board of Directors. Under the proposed amendment, the Board will have all of the authority previously exercised by the Stock Option Committee to select optionees to receive options, to determine the terms and conditions of such options, and generally to administer the Plan. Approximately 35 persons are eligible for selection as optionees under the Plan.

                    The proposed amendment to give administrative authority over the Plan to the full Board of Directors includes the elimination of the prior prohibition in the Plan of the grant of options under the Plan to the President. That provision had been included in the Plan solely to permit the President to serve on the Board's Stock Option Committee. Since, under the proposed amendment, the Plan will no longer be administered by that Committee, the Board believes that the provision is no longer necessary or desirable and that the President should be eligible to receive options under the Plan.

                c. The Third Proposed Set of Amendments. As noted above, under Section 6 of the Plan, non-employee directors were to receive aggregate automatic grants (called "formula" awards) of options on up to 4,000 shares (if first elected prior to September 1, 1993), or up to 25,000 shares, if first elected after September 1, 1993. This "formula" award construct was necessary to constitute an administrative committee for the Plan under Rule 16b-3 as then in effect. Under the amended Rule 16b-3, the eligibility of directors to receive options (under a formula or otherwise) is no longer a criteria for option plan compliance with the Rule. Accordingly, because the Board believes that greater flexibility is desirable in connection with the grant of options to non-employee directors, it has approved an amendment, subject to shareholder approval, which would eliminate the formula constraints in Section 6 of the Plan, as well as a related provision, also no longer required by Rule 16b-3, which, subject to limited exceptions, prohibited amendments to formula provisions no more often than once every six months. If these amendments are approved, options could be granted to non-employee directors under Section 5 of the Plan. The Board believes such action to be an appropriate recognition of the efforts of the outside directors in managing the affairs of the Company in the recent past and to provide appropriate incentives to the outside directors going forward.

                d. Ratification of Grant. In connection with the appointment of Frank J. Ferrara, Jr. to the Board, the Stock Option Committee of the Board approved, subject to shareholder approval of amendments to the Plan consistent with the action taken, a grant of non-qualified options to Mr. Ferrara in respect of 15,000 shares. The fair market value of the Company's common stock on the grant date, and accordingly the exercise price of the options, was $1.33 per share. A vote for approval of the amendments to the Plan described above will constitute approval by the shareholders of the option granted to Mr. Ferrara pursuant to the Plan.

                       The  Board  recommends  approval  of   the
amendments  to  the  Plan  described  above.   Approval  of   the
amendments to the Plan requires the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote.

                e.    Summary of Material Provisions of the Plan.
Set forth below is a summary of the material provisions of the Plan, to the extent not described above. The description reflects the amendments to the Plan proposed for adoption by the shareholders at the Annual Meeting.

                Duration and Amendment of 1993 Plan. Except to the extent limited by the 1993 Plan, the Internal Revenue Code of 1986, as amended (the "Code"), and rules promulgated under
Section  16  of the Exchange Act, the Board of Directors  of  the
Company will have the power, without the consent of the shareholders, to discontinue, amend or revise the terms of the 1993 Plan. The 1993 Plan will terminate at midnight on August 31, 2003 unless earlier discontinued by the Board of Directors; no options may be granted after such termination, but options outstanding at the time of termination will remain exercisable in accordance with their terms.

               Terms and Conditions - Nonqualified Stock Options. Discretionary NQSO's may be granted for terms of not more than ten years at an exercise price per share determined by the Board of Directors, which shall not be less than 100% of the fair market value of such optioned Common Stock on the date the NQSO is granted. Discretionary NQSO's are exercisable in such installments as the Board may determine, but such options, by their terms, are generally not exercisable earlier than six months from the date of grant. The Board may accelerate the exercise date of Discretionary NQSO's in the event of the termination of an optionee's employment, disability or death, or in the event of certain corporate transactions (see "Adjustments upon Mergers and Other Events").

                An NQSO held by an optionee whose employment with the Company or a Related Corporation or directorship is terminated (for any reason, including death or disability) prior to the expiration date of such option, will remain exercisable by the former employee or director, or his personal representative, for such periods following the employee's or director's termination as provided in the 1993 Plan and the applicable option agreement. Upon exercise of NQSO's the exercise price must be paid in cash.

                Terms  and Conditions - Incentive Stock  Options.
ISOs are generally subject to the same terms and conditions under the 1993 Plan as are described above for Discretionary NQSO's, except that ISOs have additional terms, conditions and limitations. Under the 1993 Plan: (i) the exercise price per share of ISOs granted to a person who owns more than 10% of the voting stock of the Company or a Related Corporation must be not less than 110% of the fair market value of the optioned Common Stock on the date of the grant and the term must not be more than five years; (ii) the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by any eligible person during any calendar year (under the 1993 Plan and any other ISO plan of the Company or a Related Corporation) may not exceed $100,000; and (iii) ISOs may not be granted to consultants or non-employee directors. There are also certain other requirements, such as specified holding periods for Common Stock received upon exercise of ISOs and limitations on exercisability following termination of employment, which must be satisfied in order for an optionee to obtain ISO treatment under the Code.

                Stock Option Agreements. The 1993 Plan also requires that optionees enter into stock option agreements with the Company which incorporate the terms of the options and such other terms, conditions and restrictions, not inconsistent with the 1993 Plan and applicable law, as the Board may determine.

               Adjustments upon Mergers and Other Events. In the event of a merger, consolidation or other specified corporate transactions, options and stock grants will be assumed by the surviving or successor corporation, if any. However, the 1993 Plan also authorizes the Board to terminate options (other than NQSO's granted to non-employee directors) in the event of such a corporate transaction, provided that any then exercisable option may be exercised within seven days of notice of termination by the optionee. Further, the exercise date of any options to be so terminated may be accelerated by the Board.

Federal Income Tax Consequences

           Based on the advice of counsel, the Company believes that the normal operation of the 1993 Plan should generally have, under the Code and the regulations and rulings thereunder, all as in effect on September 30, 1996, the principal Federal income tax consequences summarized below.

           (a) Incentive Stock Options. To the extent options qualify as ISOs under Section 422 of the Code, the principal
Federal income tax consequences to each employee receiving the options (an "optionee") and to the Company should generally be as follows:

                (i) The optionee will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of an ISO. Moreover, the optionee will not recognize taxable income and the Company will not be entitled to a deduc tion upon the exercise by the optionee of an ISO, provided the optionee was an employee of the Company for certain periods specified in the Plan prior to the exercise of the ISO. However, the excess of the fair market value of the shares over the exercise price will generally be included in the optionee's alternative minimum taxable income in the year of exercise. If the employment requirements are not met, the tax consequences relating to NQSO's discussed below will apply.

                (ii) If the optionee disposes of the shares acquired under an ISO after at least two years following the date of grant of the ISO and at least one year following the date of transfer of the shares to the optionee, the optionee will recognize a long-term capital gain or loss equal to the difference between the amount realized upon the disposition and the exercise price, assuming such shares were held by the optionee as capital assets. Any net capital gain will be taxed at a maximum rate of 28%. Up to this 28% maximum, all net capital gain will be treated as ordinary income. Any such loss will be treated as a capital loss, and thus can only be used to offset up to $3,000 per year ($1,500 in the case of a married individual filing separately) of ordinary income.

                (iii) Except for certain transactions such as gifts and related party transactions, if the optionee makes a disqualifying disposition of the shares (that is, disposes of the shares within two years after the date of grant of the ISO or within one year after the transfer of the shares to the optionee), but all other requirements of Section 422 of the Code are met, the optionee will recognize ordinary income upon disposition of the shares in an amount equal to the lesser of (a) the fair market value of the shares on the date of exercise minus the exercise price or (b) the amount realized on disposition minus the exercise price. In the case of disqualifying dispositions resulting from, for example, a gift or related party transaction, the optionee's ordinary income will be equal to the fair market value of the shares as the date of exercise minus the exercise price. Disqualifying dispositions of the shares before the holding period requirements specified above are satisfied may, depending upon the sale price of the shares, also result in short or long-term capital gain (or loss), assuming such shares were held by the recipient as capital assets, under the Code rules which govern other stock dispositions.

                (iv) Where all requirements of Section 422 of the Code, including the holding and employment requirements specified in paragraphs (i) and (ii) above, are met, the Company is not entitled to any Federal income tax deduction with respect to the ISO. In those cases where any of such requirements are not met, the deductibility rules relating to NQSO's discussed below will apply.

                (v) The Company will not recognize any gain or loss upon the issuance of shares under the 1993 Plan.

            (b) Nonqualified Stock Options. To the extent options, when granted, are NQSO's, or, to the extent options, when granted, are intended to be ISOs but fail to qualify as such, the principal Federal income tax consequences to the optionees and to the Company should generally be as follows:

                (i) The optionee will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of an NQSO.

                 (ii) The optionee generally will recognize ordinary income at the time of the exercise of the NQSO, in an amount equal to the excess of the fair market value of the shares at the time of such exercise over the exercise price.

                (iii) The Company will be entitled to a deduction to the extent of the ordinary income recognized by the optionee in accordance with the rules of Section 83 of the Code and the regulations thereunder. However, the otherwise allowable deduction for compensation paid or accrued with respect to certain employees of the Company is generally limited, under
Section 162(m) of the Code and the regulations thereunder, to $1,000,000 per year. NQSO income will be treated as compensation for purposes of this $1,000,000 limit.

                (iv)  An  optionee  (except  in  the  case  of  a
non-employee  director  or  consultant)  exercising  an  NQSO  is
subject   to  Federal  income  tax  withholding  on  the   income
recognized as a result of the exercise of the NQSO.

                (v) Gain or loss recognized by the optionee upon a subsequent disposition of such shares will be long-term or short-term capital gain or loss, if such shares are otherwise capital assets in the hands of the optionee. Any net capital gain will be taxed at a maximum rate of 28%. Up to this 28% maximum, all net capital gain will be treated as ordinary income. Any such loss will be treated as a capital loss and thus can only be used to offset up to $3,000 per year ($1,500 in the case of a married individual filing separately) of ordinary income.

                (c) Other Considerations. The 1993 Plan is not qualified under Section 402(a) of the Code and, based upon current law and published interpretations, the Company believes the 1993 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

          The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 1993 Plan as in effect on September 30, 1996. No consideration has been given to the effects of state, local and other laws (tax or other) on the 1993 Plan or the optionee.

           The text of the Plan, reflecting all of the proposed amendments, is attached to the Proxy Statement as Exhibit A. The provisions added by the proposed amendments are in bold face, and the provisions deleted by the proposed amendments are crossed out with a solid line.

           The Board of Directors recommends a vote FOR the proposed amendments to the Plan described above.


                              III.

                      INDEPENDENT AUDITORS

      Ernst & Young LLP, Certified Public Accountants, New Orleans, Louisiana, were the independent auditors for the Company during Fiscal 1996. A representative of Ernst & Young is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement at the Annual Meeting and will be available to respond to any appropriate questions.

      The Board of Directors of the Company has selected the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 29, 1997. Shareholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors has chosen to submit it to the shareholders for their approval and ratification. The affirmative vote of a majority of the shares represented (in person or by Proxy) at the Annual Meeting is required to approve and ratify this selection. If this selection is not approved and ratified, the Board of Directors intends to reconsider its selection of Ernst & Young. The proxy holders named in the accompany Proxy will vote FOR this proposal unless otherwise directed in the Proxy.


                          OTHER MATTERS

      As of the date of this Proxy Statement, the Company's management knows of no matters likely to be brought before the Annual Meeting other than those set forth in the Notice of the Meeting. If other matters properly come before the Annual Meeting, each Proxy will be voted in accordance with the discretion of the proxy holders named therein.


                     ADDITIONAL INFORMATION

Certain Relationships and Related Transactions

     L.B.G., Inc. ("L.B.G.") is a management company owned by (i) Vincent J. Liuzza, Jr., the Chairman, a principal shareholder and a director of the Company and a nominee for re-election as such, and (ii) David M. Liuzza, a former officer of the Company, a director of the Company and a nominee for election as such.

      Upon an agreement with L.B.G. dated as of October 1, 1983, the Company provides bookkeeping, accounting and similar administrative services to L.B.G. which pays the Company for the expenses of providing these services based on L.B.G.'s proportionate share of the aggregate gross sales of L.B.G. and the Company. During fiscal 1996 accounting and administrative expenses shared by the Company and L.B.G. were approximately $21,793 per four-week period. During Fiscal 1996 L.B.G.'s share of these expenses were about .3% of these costs, and the Company bore the remaining 99.7%. For Fiscal 1996, approximately $808 of these costs were allocated to L.B.G.

      The Company and L.B.G. share rental expenses of the corporate headquarters based upon the square footage occupied by each of them. Under that formula the Company paid about 95.5% ($104,306) of the building rental for these facilities and L.B.G. bore the remaining 4.5% ($4,867) during fiscal 1996.

      During Fiscal 1995, the Company repurchased the rights it had previously granted to L.B.G. to develop and operate up to two
Cucos restaurants in Louisiana for a purchase price equal to their original cost of $1,000.

      Until February, 1995, L.B.G. purchased food and restaurant supplies for its restaurants from the commissary of the Company. During Fiscal 1995, the Company sold approximately $29,157 of food and restaurant supplies to L.B.G. There were no such sales in Fiscal 1996, nor is it anticipated that any sales will occur in 1997.

     At June 30, 1996, L.B.G. owed the Company $234,892 for food, restaurant supplies, rent and services. The largest amount of indebtedness outstanding from L.B.G. to the Company during Fiscal 1996 was $242,185 at June 2, 1996. The L.B.G. receivable is secured by L.B.G.'s membership interest in LaMexiCo, and L.B.G. pays interest on amounts outstanding at prime plus two percent.

      During fiscal year 1994, the Company purchased a 26% interest in LaMexiCo, L.L.C. ("LaMexiCo"), a Louisiana limited liability company that operates a franchised Cucos restaurant at 3000 Veterans Boulevard in Metairie, Louisiana. The Company also manages the restaurant for LaMexiCo and receives 5.0% of net sales plus out-of-pocket expenses as compensation. The restaurant opened under the development rights previously owned by L.B.G. which owns 21% of LaMexiCo. Mr. Thomas J. Grace (a director, the Secretary and the General Counsel of the Company), Mrs. Vincent J. Liuzza, Sr. (a part owner of L.B.G.), Mr. Miguel Uria (a director of the Company) and certain unaffiliated investors own the balance of LaMexiCo. The Company received $50,997 in royalties and $85,108 in management fee revenue from LaMexiCo during Fiscal 1995. At June 30, 1996, LaMexiCo owed the Company $16,551 for management fees, royalties and other expenses.

      On November 27, 1985, the Company entered into a lease with Sidney C. Pulitzer, a director of the Company and a nominee for re-election as such, for land, building and improvements on which a Company-owned restaurant in New Orleans, Louisiana, is located. The lease has a primary term of fifteen years which expires on October 31, 2000, and contains an option to renew for an additional fifteen-year period. The Company paid $122,446 in rent to Mr. Pulitzer during Fiscal 1996.

      The Company has entered into seven agreements with Brothers Video, Inc. pursuant to which Brothers Video will supply video poker machines in nine Cucos restaurants located in Louisiana. The term of an agreement is 5 years. The Company has the option to renew each contract for two additional years.

      Under the agreements, the Company receives a commission of 65% of the net receipts during the first two years of the term and 70% thereafter. Under the agreements, Brothers Video absorbs all taxes, lease expenses and service costs associated with operating the machines. Vincent J. Liuzza, Jr., the Chairman, Chief Executive Officer and a director of the Company, is the sole stockholder of Brothers Video. At June 30, 1996, the Company had a current accounts receivable of $48,064 for video poker commissions from Brothers Video. The Company earned
$186,134 in video poker commissions from Brothers Video in Fiscal
1996.

       On July 28, 1995, the Company sold its Zero-Coupon Convertible Secured Notes due June 30, 2015, in the aggregate principal amount of $500,000 (the "Notes") to three individuals including Mr. Elie Khoury, President of the Company, who purchased $87,500 principal amount of the Notes for $87,500, and Mr. Frank Ferrara, Director of the Company who purchased $206,250 principal amount for $206,250. The Notes are convertible into shares of the Company's Common Stock at a conversion price of $0.947 per share of Common Stock, subject to adjustments under antidilution provisions; provided that the conversion privileges cannot be exercised unless (1) shares to be received upon conversion are to be immediately resold in the open marketplace,
(2) five years have passed from the date of issuance of the Notes or (3) certain conditions relating to the sale or control of the Company have occurred.

      Also, on July 28, 1995, the Company granted Mr. Khoury and Mr. Ferrara and the other individual who purchased the Notes, development rights to obtain five licenses to use the Company's unique restaurant system at specific locations within the State of Louisiana to be designated in separate license agreements at a development fee of $15,000 per restaurant. $500 ($100 per license) of this development fee was paid on July 28, 1995, and $14,900 will be payable upon the execution of each license agreement.

      Mr. Khoury serves as President of Mexican Restaurant Management, Inc., a corporation which purchased all of the outstanding stock of Restaurant Investments of Hattiesburg, Inc., a corporation operating a franchised Cucos restaurant in
Hattiesburg, Mississippi, on October 18, 1995. Mr. Khoury is voting trustee under a Voting Trust dated October 18, 1995, for all of the stock of Restaurant Investments of Hattiesburg, Inc. Mexican Restaurant Management, Inc. is owned by Mr. Khoury, Mr. Frank Ferrara, a Board Member of the Company and an independent third party, who has also guaranteed the obligation of Restaurant Investments of Hattiesburg, Inc., to the Company. As an incentive, the Company and Restaurant Investments of Hattiesburg, Inc. entered into a Royalty Incentive Program signed February 6, 1996. The Royalty Incentive Program is based on quantitative measures, that, once achieved, is intended to result in an operationally sound and stable restaurant as well as provide the franchisee with a further incentive to spend advertising dollars. The franchisee has paid or will pay royalties in an amount of $1,200 per month from October, 1995, through December, 1996, and $1,500 per month beginning January, 1996, and ending December, 1997, if these incentives are achieved. At June 30, 1996, Restaurant Investments of Hattiesburg, Inc. owed the Company $3,497 in current royalties and miscellaneous receivables.

       Mr. Khoury also serves as President of Restaurant Investments of Jackson, Inc. which operates a franchised restaurant in Jackson, Mississippi. On February 19, 1996, the Company awarded Development Rights to obtain up to (2) Licenses to Restaurant Investment of Jackson, Inc. for Dothin, Hinds, Rankin and Madison Counties, Mississippi. In consideration for the development rights, Licensee shall pay no development fee for the first restaurant and $15,000 for the second restaurant which will be paid upon the opening of that restaurant. Also, on February 19, 1996, the Company granted a license to Restaurants Investments of Jackson, Inc. to operate a restaurant at 1270 E. County Line Road in Ridgeland, Mississippi. The license fee was for all out-of-pocket expenses. The royalty agreement under the License call for no royalties for the first six months of operation. Royalties for months 7 - 18 will be 1.0% of net sales; for months 19 - 30 royalties will be 2.0%; for months 31 - 42 royalties will be 3.0%; and for months 43 and thereafter will be 4.0%. Mr. Khoury, Mr. Ferrara and an independent third party each own one-third of the outstanding stock of Restaurant Investments of Jackson, Inc. At June 30, 1996, Restaurant
Investments of Jackson, Inc. owed the Company $4,735 for miscellaneous receivables.

      As described above, the Company believes that the terms of the transactions described above are all on terms that are not less favorable to the Company than those that could be negotiated with an independent third party.


Executive Compensation

      The following table shows cash compensation for services rendered in all capacities to the Company during the fiscal years ended July 3, 1994, and July 2, 1995, and June 30, 1996, for the Chief Executive Officer and for the only other two executive officers of the Company whose total annual salary and bonus exceeded $100,000 for the fiscal year ended June 30, 1996.


                                                             Long Term Compensation
                        Annual Compensation                  Awards             Payouts
                                                  Other                                   Other
                                                  Com-     Restricted                     Com-
Name and              Fiscal                      pensa-     Stock    Options/  LTIP      pensa-
Principal Position     Year  Salary(1)   Bonus    tion(2)    Awards    SARS    Payouts    tion(3)

Vincent J. Liuzza     1996   $140,000      $645       -         -        -        -       $3,156
Jr.,Chief Executive   1995   $156,000        -        -         -        -        -       $5,289
Officer               1994   $156,000   $12,413       -         -        -        -       $5,597

Elie V.Khoury,        1996   $85,000    $50,880       -         -        -        -       $1,194
President             1995   $85,000    $42,005       -         -        -        -       $1,344
                      1994   $85,000    $47,046       -         -        -        -       $1,774

Thomas J.             1996   $87,463    $13,373       -         -        -        -       $1,167
Sandeman,Vice         1995   $97,182    $15,038       -         -        -        -       $2,020
President-Finance     1994   $97,277    $17,858       -         -        -        -       $8,812

_____________

(1) Includes amounts deferred under a retirement plan maintained under the provisions of Section 401(k) of the Internal Revenue Code in which employees of the Company are eligible to participate. Does not include matching contributions made by the Company, all of which are set forth in the column "All Other Compensation".

(2) The Company provides certain employees, including executive officers, with automobiles and provides complimentary meals to executive officers and directors. The value of these benefits is not included in the amounts reported in the table. The Company has determined that perquisites and other personal benefits with respect to any individual named in the preceding table would in no event have exceeded 10% of the compensation reported in such table for such person.

(3) Amounts set forth (A) matching contributions made under the retirement plan referenced in footnote (1) to this table as follows: Mr. Liuzza - $319 - 1996, $1,108 - 1995, $2,061 -
     1994;  Mr. Khoury - $561 - 1996, $977 - 1995, $1,423 - 1994;
     Mr.  Sandeman - $238 - 1996, $1,100 - 1995, $978 - 1994; and
     (B) the dollar value of term life and disability insurance premiums paid by the Company as follows: Mr. Liuzza - $2,838 - 1996, $4,181 - 1995, $3,679 - 1994; Mr. Khoury -
     $634 - 1996, $367 - 1995, $351 - 1994; Mr. Sandeman - $929 -
     1996, $920 - 1995, $834 - 1994.


Stock Option Grants During Fiscal 1996

      The Company did not grant any stock options or stock appreciation rights to any of Messrs. Vincent J. Liuzza, Jr., Khoury or Sandeman during Fiscal 1996.


Aggregated  Stock  Option Exercises and Fiscal Year-Ended  Option
Values

      The following table sets forth information concerning stock options which were exercisable during Fiscal 1996 by Messrs. Vincent J. Liuzza, Jr., Khoury and Sandeman and the total number and value of unexercised options held by each such person at June 30, 1996, separately identifying unexercisable and exercisable options at June 30, 1996. No stock appreciation rights have ever been granted to any of the named executive officers.

                                                Number of Shares
                                                   Underlying            Value of
                                                Unexercised Options     Unexercised
                                                       at              In-The-Money
                        Shares                    June 30,1996       Options at June 30,
                      Acquired on      Value      Exercisable/        1996 Exercisable/
Name                   Exercise       Realized    Unexercisable        Unexercisable

Vincent J.Liuzza,Jr.      0              $0         60,000/0               $0/$0
Elie V. Khoury            0              $0         25,000/0             $4,742/$0
Thomas J. Sandeman        0              $0         25,000/0               $0/$0

__________________


Compensation of Directors

     Directors of the Company are not paid fees for attendance at meetings of the Board of Directors or any other cash compensation for serving as directors. Under the 1993 Stock Option Plan, the non-employee directors of the Company shall receive stock options to purchase 800 shares of Common Stock at its fair market value on the day immediately following the Annual Meeting (provided such directors are re-elected). Furthermore, under the 1993 Stock Option Plan, a new non-employee director would receive an option to purchase 15,000 (rather than 800) shares of Common Stock on the day after his or her initial appointment as a director of the Company, subject to the approval of the Amendment to the Plan by the Shareholders, described herein.


Section 16(a) Beneficial Ownership Reporting Compliance

      Section  16(a)  of  the Securities  Exchange  Act  of  1934
requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, i.e., the Company's Common Stock ("10% Shareholders"), to file reports of ownership and reports of changes in ownership of such securities with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and 10% Shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no other reports were required for those persons, the Company believes that during the period from July 4, 1995, to June 30, 1996, all of its officers, directors and 10% Shareholders complied with all applicable Section 16(a) filing requirements, except for the Form 3 of Frank J. Ferrara was filed late.


                      SHAREHOLDER PROPOSALS

                       1997 ANNUAL MEETING


      A shareholder who intends to present a proposal, which relates to a proper subject for shareholder action, at the 1997 Annual Meeting of Shareholders and who wishes such proposal to be considered for inclusion in the Company's proxy materials for such meeting must cause such proposal to be received, in proper form, at the Company's principal executive offices no later than June 20, 1997. Any such proposals, as well as any questions relating thereto, should be directed to the Company to the attention of its President.


             METHODS AND COST OF SOLICITING PROXIES

     The Proxy enclosed with this Proxy Statement is solicited by and on behalf of the Board of Directors of the Company. In addition to use of the mail, Proxies may be solicited by personal interview and telephone. Directors, executive officers or employees of the Company who may solicit Proxies by such methods are not paid additional remuneration therefor. The cost of solicitation, including the cost of preparation, printing and mailing, is being paid by the Company.


                              BY ORDER OF THE BOARD OF DIRECTORS:

                                Thomas J. Grace, Secretary


Dated:  September 30, 1996

                     1993 STOCK OPTION PLAN

                               OF

                           CUCOS INC.

 (As Amended and Restated Effective September 26, 1996)


1.   Purpose

          This 1993 Stock Option Plan ("the Plan") is intended to provide a means whereby Cucos Inc. (the "Company") may, through the grant of incentive stock options and nonqualified stock options (collectively, "Options") to purchase common shares of the Company to (i) officers and other employees of the Company and/or of a Related Corporation (as defined below) ("Key Employees"), (ii) independent consultants or advisors hired by the Company to render bona fide services to the Company or a Related Corporation, other than services in connection with the offer or sale of securities in a capital raising transaction ("Consultants"), and (iii) directors who are not officers or employees ("Outside Directors"), attract and retain capable Key Employees, Consultants and Outside Directors and motivate such persons to exercise their best efforts on behalf of the Company and of any Related Corporation.

           For purposes of the Plan, a Related Corporation of the Company shall mean either a corporate subsidiary of the Company, as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or the corporate parent of the Company, as defined in section 424(e) of the Code. Further, as used in the Plan, (i) the term "incentive stock option" ("ISO") shall mean an option which, at the time such option is granted under the Plan, qualifies as an ISO within the meaning of section 422 of the Code and is designated as an ISO in the "Option Agreement" (as defined in Section 9); and (ii) the term "nonqualified stock option" ("NQSO") shall mean an option which, at the time such option is granted, does not qualify as an ISO, and is designated as an NQSO in the Option Agreement.

2.   Administration

           The Plan shall be administered by the Company's Board of Directors (the "Board").

           The Board shall have  full  authority,
subject to the terms of the Plan, to select the Discretionary Grantees (as defined in Section 4 of the Plan) to be granted ISOs and/or NQSOs under the Plan, to grant Options on behalf of the Company and to set the date of grant and the other terms of such Options.

The  Board  also  shall  have  the  authority  to
establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the
Plan, and to amend, modify, or rescind any such rules and regulations, and to make such determinations, and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors, and assigns and upon all other persons claiming under or through any of them.

          No member of the Board shall be liable
for any action or determination made in good faith with respect to the Plan or any Option granted under it.

3.   Stock

           Options may be granted under the Plan covering up to a maximum of Five Hundred
Nine Thousand Two Hundred (509,200) shares of the Company's common shares, no par value (the "Common Stock"), subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

           If any Option granted under the Plan expires or otherwise terminates for any reason whatsoever (including, with out limitation, the surrender thereof by the Optionee (as defined in Section 4)) without having been exercised, the shares subject to the unexercised portion of the Option shall continue to be available for the granting of Options under the Plan as fully as if the shares had never been subject to an Option.

4.   Eligibility For Grants Of Options

     (a)  In General.

           Options granted to Key Employees may be NQSOs or ISOs. Options granted to Consultants and Outside Directors shall be NQSOs, not ISOs. Key Employees, Consultants and Outside Directors who have been granted an Option under the Plan shall be referred to as "Optionees." More than one Option may be granted to an Optionee under the Plan.

     (b)  Outside Directors.

           Outside  Directors shall be eligible to receive  NQSOs
(but not ISOs) pursuant to Section 5 of the Plan.

     (c)  Discretionary Grantees.

           Consultants and Key Employees and Outside Directors shall hereinafter be collectively referred to as "Discretionary Grantees." Discretionary Grantees shall be eligible to receive Options pursuant to Section 5 of the Plan; provided, however, that Consultants and Outside Directors shall not be eligible to receive ISOs.

5.   Granting of Options to Discretionary Grantees

           From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Board may, on behalf of the Company, grant to Discretionary Grantees under the Plan such Options as it determines are warranted; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem; and further provided, that Consultants and Outside Directors shall not be eligible to receive ISOs. In making any determination as to whether a Discretionary Grantee shall be granted an Option and as to the number of shares to be covered by such Option, the Board shall take into account the duties of the Discretionary Grantee, his present and potential contributions to the success of the Company or a Related Corporation, and such other factors as the Board shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Board may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Board, are fulfilled.

6.   [RESERVED]

7.   Annual Limit

     (a)  ISOs.

           The aggregate fair market value (determined as of the time the ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by a Discretionary Grantee during any calendar year (under this Plan and any other ISO plan of the Company or a Related Corporation) shall not exceed $100,000.

     (b)  NQSOs.

           The annual limits set forth above for ISOs shall not apply to NQSOs.

8.   Terms and Conditions of Options

           The Options granted to Discretionary Grantees other than Consultants and Outside Directors pursuant to the Plan shall expressly specify whether they are ISOs or NQSOs. The Options granted to Consultants and Outside Directors pursuant to the Plan shall expressly specify that they are NQSOs. The Options granted to Optionees pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan and, for ISOs granted under this Plan, the provisions of section  422(b)  of the Code, as the  Board  shall  deem
desirable:

     (a)  Number of Shares.

          A statement of the number of shares to which the Option pertains.

     (b)  Price.

           A statement of the Option price. With respect to Options granted to Discretionary Grantees other than Outside Directors, the Option price (subject to paragraph (j) below) shall be determined and fixed by the Board in its discretion but shall not be less than 100 percent of the fair market value of the optioned shares of Common Stock on the date the Option is granted. With respect to Options granted to Outside Directors, the Option price shall be 100 percent of the fair market value of the optioned shares of Common Stock on the date the Option is granted.

           The fair market value of the optioned shares of Common
Stock shall be --

                (1) if there are sales of Common Stock on a registered securities exchange or on an over-the-counter market on the date of grant, then the mean between the highest and lowest quoted selling price on the date of grant; or

                (2) if there are no sales of Common Stock on the date of grant but there are sales on dates within a reasonable period both before and after the date of grant, then the weighted average of the means between the highest and lowest selling price on the nearest date before and the nearest date after the date of grant.

     (c)  Term.

               (1)  ISOs.

            Subject  to  paragraph  (j)  below  and  to   earlier
termination as provided in paragraphs (e), (f), and (g) below and in Section 10, the term of each ISO shall be not more than ten years from the date of grant.

               (2)  NQSOs.

            Subject   to  earlier  termination  as  provided   in
paragraphs (e), (f) and (g) below and in Section 10, the term of each NQSO awarded to a Discretionary Grantee shall be not more than ten years from the date of grant.

     (d)  Exercise.

               (1)  Options Granted to Discretionary Grantees.

          Except as set forth in Section 8(d)(2), granted
to   Discretionary  Grantees  shall  be  exercisable   in   such
installments and on such dates, not less than six months from the date of grant as the  Board may specify, provided  that
the   Board  may accelerate the exercise  date  of  any
outstanding  Options,  in  its  discretion,  if  it  deems   such
acceleration to be desirable.

               (2)  Options Granted to Outside Directors.

            Options   granted  to  Outside  Directors  shall   be
exercisable commencing one (1) year after the date of grant.

               (3)  In General.

           Any Option shares, the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option price for such shares. Only full shares shall be issued under the Plan.

           The Option price shall be payable in cash or its equivalent.

     (e)  Termination of Employment, Consulting Services or Board
Membership.

           If a Key Employee's employment by the Company (and Related Corporations), a Consultant's engagement by the Company (and Related Corporations), or an Outside Director's membership on the Board terminates prior to the expiration date fixed for his Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or, with respect to Discretionary Grantees other than Outside Directors, to any greater extent permitted by the Board, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, (ii) with respect to Options granted to Outside Directors on and after March 23, 1994, one year after such termination of membership on the Board, or (iii) with respect to other
Discretionary Grantees, an accelerated termination date determined by the Board in its discretion, except that, subject to Section 10, such accelerated termination date shall not be earlier than the date of a Key
Employee's  termination of employment
or a Consultant's cessation of consulting services and in the case of ISOs, such accelerated termination date shall not be later than three months after such termination of employment.

     (f)  Exercise upon Disability of Optionee.

           If an Optionee shall become disabled (within the meaning of section 22(e)(3) of the Code) during his employment, his provision of consulting services to the Company (and Related Corporations), or his membership on the Board and, prior to the expiration date fixed for his Option, his employment, consulting arrangement, or membership on the Board is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or, with respect to Discretionary Grantees other than Outside Directors, to any greater extent permitted by the Board, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, (ii) with respect to Options granted to Outside Directors on and after March 23, 1994, one year after such termination of membership on the Board, or (iii) with respect to Discretionary Grantees other than Outside Directors, an accelerated termination date determined by the Committee Board, in its discretion, except that, subject to
Section 10, such accelerated termination date shall not be earlier than the date of a Key
Employee's  termination
or Consultant's cessation of consulting services by reason of disability, and in the case of ISOs, such date shall not be later than one year after such termination of employment. In the event of the Optionee's legal disability, such Option may be so exercised by the Optionee's legal representative.

     (g)  Exercise upon Death of Optionee.

           If an Optionee shall die during his employment, his provision of consulting services to the Company (or a Related Corporation) or his membership on the Board, and prior to the expiration date fixed for his Option, or if an Optionee whose employment, consulting arrangement or membership on the Board is terminated for any reason, shall die following his termination of employment, cessation of consulting services or membership on the Board but prior to the earliest of (i) the expiration date fixed for his Option or (ii) the expiration of the period determined under paragraphs (e) and (f) above, or (iii) in the case of an ISO, three months following termination of employment; such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his death, or, with respect to Discretionary Grantees other than Outside Directors, to any greater extent permitted by
the   Board,  by  the  Optionee's  estate,   personal
representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, at any time prior to the earlier of (i) the expiration date specified in such Option, (ii) one year after the date of the Optionee's death, or (iii) with respect to
Discretionary Grantees other than Outside Directors, an accelerated termination date determined by the Board, in its discretion except that, subject to Section 10, such accelerated termination date shall not be later than one year after the date of death.

     (h)  Non-Transferability.

           No Option shall be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution.


     (i)  Rights as a Stockholder.

           An Optionee shall have no rights as a stockholder with respect to any shares covered by his Option until the issuance of a stock certificate to him for such shares.

     (j)  Ten Percent Stockholder.

           If a Key Employee owns more than
ten percent of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an ISO is granted to him, the Option price for the ISO shall not be less than 110 percent of the fair market value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this paragraph (j) shall not apply to NQSOs.

     (k)  Listing and Registration of Shares.

           Each Option shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, or that action by the Company or by the Optionee should be taken in order to obtain an exemption from any such requirement, no such Option may be granted or exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Board. Without limiting the generality of the foregoing, each Optionee or his legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

       (l)   Withholding.

           The obligation of the Company to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

9.   Option Instruments -- Other Provisions

           Options granted under the Plan shall be evidenced by written documents ("Option Agreements") in such form as the Board shall, from time to time, approve, which Option
Agreements shall contain such provisions, not inconsistent with the provisions of the Plan for NQSOs granted pursuant to the Plan, and such conditions, not inconsistent with section 422(b) of the Code for ISOs granted pursuant to the Plan, as the Board shall deem advisable, and which Option Agreements shall specify whether the Option is an ISO or NQSO. Each Optionee shall enter into, and be bound by, such Option Agreements, as soon as practicable after the grant of an Option.



10.  Capital Adjustments

           The number of shares which may be issued under the Plan, as stated in Section 3, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options), shall, in accordance with the provisions of section 424(a) of the Code, be adjusted to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of shares issuable upon the exercise of outstanding Options (and a straight mathematical adjustment of the exercise price thereof), the Board shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment. Such adjustments shall be made only as necessary to maintain the proportionate interests of Optionees and preserve, without exceeding, the value of Options.

           In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Board may terminate all or a portion of the outstanding Options (except for those awarded to Outside Directors, which shall not be terminable) if it determines that such termination is in the best interests of the
Company.   If  the   Board decides  to  terminate  such
outstanding Options the Board shall give each Optionee holding such an Option to be terminated not less than seven days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 8(d)(1) with respect to Discretionary Grantees, the Board, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

          The Board also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.

11.  Amendment or Discontinuance of the Plan

     (a)  In General.

           The Board from time to time may suspend or discontinue the Plan or amend it in any respect whatsoever, except that, without the approval of the stockholders (given in the manner set forth in paragraph (b) below): (i) the class of employees eligible to receive Options shall not be changed, (ii) the maximum number of shares of Common Stock with respect to which
Options may be granted under the Plan shall not be increased except as permitted under Section 10, and (iii) the duration of the Plan under Section 17 shall not be extended; and further provided, that no such suspension, discontinuance, or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.


     (b)  Manner of Stockholder Approval.

          (1) The approval of stockholders must be by a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Louisiana; and

           (2) The approval of stockholders must comply with all applicable provisions of the corporate charter, bylaws, and applicable state law prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options. If the applicable state law does not prescribe a method and degree of stockholder approval in such case, the approval of stockholders must occur:

                (A) By a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring stockholder approval (i.e., an action on which stockholders would be entitled to vote if the action were taken at a duly held stockholders' meeting); or

                (B) By a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the plan.

12.  Rights

           Neither the adoption of the Plan nor any action of the Board shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Board shall have granted such individual an Option, and then his rights shall be only such as are provided by the Option Agreement.

           Any Option under the Plan shall not entitle the holder thereof to any rights as a stockholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with an Optionee, but subject to any employment agreement or consulting agreement, the Company shall have the right, in its discretion, to retire an Optionee at any time pursuant to its retirement rules or otherwise to terminate his employment or consulting services at any time for any reason whatsoever.

13.  Indemnification of Board

           Without limiting any other rights of indemnification which they may have from the Company and any Related Corporation, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle it on his own behalf.

14.  Application of Funds

           The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option to purchase Common Stock shall be added to the general funds of the Company and shall be used for its corporate purposes.

15.  Stockholder Approval

           This Plan, as amended and restated, shall become effective on September 26, 1996 (the date the amended and restated Plan was adopted by the Board); provided, however, that if the amended and restated Plan is not approved by the stockholders, in the manner described in Section 11(b), within 12 months before or after the date the amended and restated Plan was approved by the Board, the Plan shall continue in effect as in effect prior to September 26, 1996.

16.  No Obligation to Exercise Option

           The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

17.  Termination of Plan

           Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on August 31, 2003, which date is within ten years after the date the Plan was adopted by the Board, and no Options hereunder shall be granted thereafter. Nothing contained in this Section, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on August 31, 2003, which by their terms extend beyond such date.

18.  Governing Law

           The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Louisiana shall govern the operation of, and the rights of Optionees under, the Plan, and Options granted thereunder.
CUCOS INC.    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas J. Grace and Vincent
J. Liuzza, Jr., and each of them, as proxies for the undersigned, with full power of substitution to vote all of the undersigned's shares of common stock, no par value, of Cucos Inc. at the Annual Meeting of Shareholders on October 31, 1996 (and any adjournments thereof), as instructed herein with respect to the matters herein set forth. The undersigned acknowledges receipt of the Company's Notice of Meeting and Proxy Statement dated September 30, 1996.

   MANAGEMENT RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS

1.   Election of Directors:
     For all nominees listed below (except as indicated to the
		contrary below) ____
     Withhold authority (to vote for all nominees listed below)
		______

  Frank J. Ferrara, Thomas J. Grace, Elie V. Khoury, David M.
     Liuzza, Vincent J. Liuzza, Jr., Sidney C. Pulitzer and
     Miguel Uria
  INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name here:

_________________________________________________________________
2.   Adoption of the Amendments to the Company's 1993 Stock
Option Plan.
     For ___   Against ___    Abstain ___
3. Approving and ratifying the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending June 29, 1997.
     For ___   Against ___    Abstain ___
           CONTINUED AND TO BE SIGNED ON REVERSE SIDE












  This Proxy when properly executed will be voted as directed upon the matters set forth on the reverse. If no direction is indicated, this Proxy will be voted "FOR" the nominees for election to the Board of Directors named on the reverse and "FOR" proposals 2 and 3. This Proxy confers discretionary voting authority as to all other matters which may properly come before the Annual Meeting.

                               DATE:                    , 1996




                                            SIGNATURE(S)

                               Executors, Administrators,
								Trustees, etc.
                               should give full title.

PLEASE MARK, SIGN, DATE AND RETURN OUR PROXY IN THE ACCOMPANYING
   ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED
                             STATES.